UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     August 17, 2011

ZST DIGITAL NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Tongbo Street, Boyaxicheng Second Floor
Zhengzhou City, Henan Province
People’s Republic of China 450007

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (86) 371-6771-6850

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Approval of Amendment to 2009 Omnibus Equity Incentive Plan

On August 17, 2011, local time in the Henan Province, PRC, the stockholders of ZST Digital Networks, Inc., (the “Company”) approved an amendment to the Company’s 2010 Omnibus Equity Incentive Plan (the “Amended Plan”) at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to increase the maximum number of shares of the Company’s common stock that may be issued under the Amended Plan from 500,000 to 1,000,000 shares.  The Amended Plan became effective on August 17, 2011 upon approval by the Company’s stockholders at the Annual Meeting.

The description of the Amended Plan contained herein is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.  In addition, a more detailed description of the material features of the Amended Plan is contained in the Proxy Statement filed with the U.S. Securities and Exchange Commission on July 15, 2011 (the “Proxy Statement”) and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders on August 17, 2011, local time in the Henan Province, PRC.  For more information about the proposals, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholder votes representing 8,870,975 shares of common stock of the Company, or approximately 75%, of the shares of common stock outstanding as of the record date of July 6, 2011, were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as follows:

Proposal No. 1 - Election of Directors:  The Company’s stockholders elected, by a plurality of the votes cast, each of the six nominees to the Board of Directors, to serve until the Company’s 2012 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director	For	Against	Broker Non-Votes
Zhong Bo	5,447,804	162,190	3,284,118
Zhong Lin	5,446,504	163,490	3,284,118
Yang Ai Mei	5,448,504	161,490	3,284,118
Tian Li Zhi	5,448,804	161,190	3,284,118
Liu Hui Fang	5,448,804	161,190	3,284,118
Zhang Jian’sheng	5,448,504	161,490	3,284,118

Broker non-votes were not counted as votes cast and had no effect on the result of the vote.

Proposal No. 2 - Ratification of the appointment of BDO China Li Xin Da Hua CPA Co., Ltd. as independent auditors for the year ending December 31, 2011:  Ratification of the appointment of BDO China Li Xin Da Hua CPA Co., Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 required an affirmative vote of a majority of all votes cast at the Annual Meeting of Stockholders.  Proposal No. 2 was approved with the following votes:

Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes
8,537,810	266,862	66,303	—

Proposal No. 3 - Approval of the increase in number of shares authorized for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan by 500,000 shares:  Approval of the Amended Plan required the affirmative vote of at least a majority of votes cast of the stockholders present in person or by proxy at the Annual Meeting of Stockholders.  Proposal No. 3 was approved with the following votes:

Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes
5,177,502	421,547	10,945	3,284,118

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2011	ZST DIGITAL NETWORKS, INC.

	By:	/s/ Henry H. Ngan
Name: Henry H. Ngan
Title: Chief Financial Officer